Exhibit 10.65

CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Amendment #4
to SYNNEX Corporation
Aruba Distributor Agreement
This Amendment #4 to the Aruba Distributor Agreement (“Amendment”) is made and entered into as of the date of last signature below (“Effective Date”) by and between Aruba Networks, Inc., having its principal place of business at 1344 Crossman Avenue, Sunnyvale, CA 94089 (“Aruba”), and SYNNEX Corporation, with an address at 44201 Nobel Drive, Fremont, CA 94538 (“Distributor”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
WHEREAS, Aruba and Distributor entered into a Distributor Agreement dated September 29, 2011 (the “Agreement”), as later amended; and
WHEREAS, Aruba and Distributor now desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereby agree as follows:
A.    Section 5.2(B) is hereby removed in its entirety and replaced with the following:
“Rebate for Non Standard Pricing (NSP). [* * *] and (iii) Aruba receives written notice from Distributor of Distributor’s rebate request for any such additional discount by 5:00 p.m. Pacific time on the second business day of the month following the month in which the Products subject to such additional discount were sold (“Final POS Date”). Distributor acknowledges and agrees that Aruba will have no obligation to provide any rebate if such written notice is not received by Aruba by the Final POS Date. For the purposes of this Section, all rebate request notices must be sent to dl-aruba-pos@arubanetworks.com.”
B.    This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
C.    Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives as of the Effective Date.
ARUBA NEWORKS, INC.        SYNNEX CORPORATION
By:     /s/ Joshua Cash        By:     /s/ Cheryl Grant
Print Name: Joshua Cash        Print Name: Cheryl Grant
Title: Director, Commercial Counsel        Title: Staff Counsel
Date: 8/25/2014        Date: 8/21/2014

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.